STATEMENT OF ADDITIONAL INFORMATION	Filed pursuant to Rule 497(e) Registration Nos. 033-96634; 811-09094 January 31, 2021 (As Amended and Restated October 21, 2021)

LEUTHOLD FUNDS, INC.
150 South Fifth Street
Suite 1700
Minneapolis, Minnesota  55402

This Statement of Additional Information (“SAI”) relates to the Funds and Classes identified below (collectively, the “Leuthold Funds”).   This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Funds dated January 31, 2021, as amended and supplemented from time to time.  Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 150 South Fifth Street, Suite 1700, Minneapolis, Minnesota 55402, Attention:  Corporate Secretary, or by calling 1‑800‑273‑6886.  This statement of additional information is being amended and restated to reflect a change in portfolio manager.
Leuthold Core Investment Fund:
Retail Class Shares	LCORX
Institutional Class Shares	LCRIX

Leuthold Global Fund:
Retail Class Shares	GLBLX
Institutional Class Shares	GLBIX

Leuthold Select Industries Fund:	LSLTX

Grizzly Short Fund:	GRZZX

Leuthold Core ETF	LCR Listed on NYSE Arca, Inc.
The financial statements described below are included in the Annual Reports, dated September 30, 2020, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on Form N-CSR on December 4, 2020, and are incorporated by reference into this Statement of Additional Information.  The Funds’ Semi-Annual Reports to shareholders for the period ended March 31, 2021 is incorporated into this statement of additional information, as filed with the Securities and Exchange Commission on June 9, 2021. Stockholders and prospective investors may obtain copies of these documents for the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund by calling 1-800-273-6886, and for the Leuthold Core ETF by calling 1-866-306-8817.  The Funds also make copies of these documents available on their Internet website (https://funds.leutholdgroup.com).

Leuthold Core Investment Fund	Leuthold Global Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Leuthold Select Industries Fund	Grizzly Short Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Leuthold Core ETF
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Leuthold Funds, Inc.

TABLE OF CONTENTS

Page No.

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	2
INVESTMENT CONSIDERATIONS	7
LEUTHOLD CORE ETF EXCHANGE LISTING AND TRADING	57
DIRECTORS AND OFFICERS OF THE CORPORATION	58
OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS	64
INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT	74
SECURITIES LENDING	83
SERVICE PLANS	84
DISTRIBUTION OF SHARES	84
DETERMINATION OF NET ASSET VALUE	87
REDEMPTION OF SHARES LEUTHOLD CORE INVESMENT FUND, LEUTHOLD SELECT INDUSTRIES FUND, LEUTHOLD GLOBAL FUND AND GRIZZLY SHORT FUND	88
SYSTEMATIC WITHDRAWAL PLAN LEUTHOLD CORE INVESMENT FUND, LEUTHOLD SELECT INDUSTRIES FUND, LEUTHOLD GLOBAL FUND AND GRIZZLY SHORT FUND	90
AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES LEUTHOLD CORE INVESMENT FUND, LEUTHOLD SELECT INDUSTRIES FUND, LEUTHOLD GLOBAL FUND AND GRIZZLY SHORT FUND	91
BOOK ENTRY ONLY SYSTEM LEUTHOLD CORE ETF	91
PURCHASE AND REDEMPTION OF LEUTHOLD CORE ETF SHARES IN CREATION UNITS	93
INACTIVE ACCOUNTS	101
ALLOCATION OF INVESTMENT OPPORTUNITIES	101
ALLOCATION OF PORTFOLIO BROKERAGE	102
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	105
STOCKHOLDER MEETINGS	121
CAPITAL STRUCTURE	122
DESCRIPTION OF SECURITIES RATINGS	123
FINANCIAL INFORMATION	127

(i)

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus for the Leuthold Funds dated January 31, 2021, as supplemented from time to time, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.
This Statement of Additional Information does not constitute an offer to sell securities.
(ii)

FUND HISTORY AND CLASSIFICATION
Leuthold Funds, Inc. (the “Corporation”) is an open-end management investment company that consists of five diversified portfolios as of January 31, 2021, the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Grizzly Short Fund, and the Leuthold Core ETF (each individually a “Fund” and collectively the “Funds”). Leuthold Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “Act”). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.
The Leuthold Core ETF (the “Core ETF”) offers and issues its shares (“Shares”) at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Core ETF generally offers and issues Shares in exchange for a basket of securities included in its portfolio (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Corporation reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Core ETF generally consists of 25,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 25,000 Shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
The Core ETF is permitted to use custom baskets (namely, a basket that is composed of a non-representative selection of the Fund’s portfolio holdings or a representative basket that is different from the initial basket used in transactions on the same business day) if their use is in the best interests of the Fund and its stockholders.  The Core ETF maintains written policies and procedures that set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its stockholders, including the process for any revisions to, or deviations from, those parameters; and specify the titles or roles of the employees of the investment adviser to the Fund who are required to review each custom basket for compliance with those parameters.
Shares of the Core ETF may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Corporation cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Corporation may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
INVESTMENT RESTRICTIONS
Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund

The Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, and the Grizzly Short Fund have adopted the following investment restrictions which are matters of fundamental policy.  Each Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of:  (i) 67% of that Fund’s shares present or represented at a stockholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.
1.
Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund’s total assets may be invested without regard to this limitation).  This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2.
The Leuthold Core Investment Fund will not buy securities on margin or write put or call options.  The Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each of these Funds may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

3.
Each Fund may sell securities short to the extent permitted by the Act and the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund may write put and call options to the extent permitted by the Act.  Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of writing put or call options.  (The Act permits the applicable Funds to sell securities short and write put and call options to the extent they are “covered” by a segregated account in accordance with procedures established by the Board of Directors and applicable regulatory guidance.)

4.
The Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund may borrow money or issue senior securities to the extent permitted by the Act.  The Leuthold Core Investment Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund’s total assets) or for emergency or extraordinary purposes.  The Leuthold Core Investment Fund will not borrow money for the purpose of investing in securities, and will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.  (The Act permits the applicable Funds to borrow money or issue senior securities so long as they maintain continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Funds' investment practices are not considered to be a borrowing.  For purposes of this investment restriction, hedging transactions in which the Funds may engage and similar investment strategies are not treated as senior securities when covered by a segregated account.)

5.
Each Fund may pledge or hypothecate its assets to secure its borrowings.  For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

6.
No Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities).

7.
No Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund’s total assets would be the subject of such loans.

8.
No Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry.  This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

9.	No Fund will make investments for the purpose of exercising control or management of any company.
10.	No Fund will purchase or sell real estate or real estate mortgage loans and no Fund will make any investments in real estate limited partnerships.
11.
The Leuthold Core Investment Fund will not purchase or sell commodities or commodity contracts, including futures contracts.  The Leuthold Select Industries Fund and the Grizzly Short Fund will not purchase or sell commodities or commodity contracts, except that each of these Funds may enter into futures contracts and options on futures contracts.  Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of entering into futures contracts or options on futures contracts.  The Leuthold Global Fund may purchase and sell commodities and commodity contracts, including futures contracts and options on futures contracts.  For purposes of this investment restriction number 11, the terms “commodities” and “commodity contracts” shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity Exchange Act (namely, subject to the jurisdiction of the Commodity Futures Trading Commission).  See “INVESTMENT CONSIDERATIONS – Metals” for a discussion of the Leuthold Core Investment Fund’s and the Leuthold Global Fund’s investments in metals which are not “commodities” as defined in the Commodity Exchange Act.

12.
No Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.  This investment restriction does not prohibit investments in securities of companies that engage in, invest in or sponsor oil, gas or mineral exploration or development programs.

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, and the Grizzly Short Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without stockholder approval.  These additional restrictions are as follows:
1.
No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund’s investment adviser.

2.	No Fund will purchase illiquid securities if, as a result of such purchase, more than 15% of the value of its total assets would be invested in such securities.
3.
No Fund will purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  Purchases described in (b) and (c) must be made in compliance with Section 12(d)(1)(A) and Section 12(d)(1)(C) of the Act or pursuant to an applicable exemption or exemptive order, and no Fund may invest more than 25% of its net assets in shares of registered investment companies.

Section 12(d)(1)(A) of the Act provides that shares of an investment company may not be purchased by a Fund if as a result of such purchase (i) the Fund and its affiliated persons would hold more than 3% of the total outstanding voting stock of such investment company; (ii) more than 5% of the Fund’s total assets would be invested in any class of securities of such investment company; and (iii) more than 10% of the Fund’s total assets would be invested in any class of securities of such investment company and of any other investment company.
Section 12(d)(1)(C) makes it unlawful for a Fund to purchase or otherwise acquire any security, whether voting or nonvoting, whether representing equity or debt, issued by a registered closed-end investment company, if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company are owned by the Funds on an aggregate basis.
Section 12(d)(1)(F) of the Act allows the Funds to exceed the 5% limitation and the 10% limitation described above.  Section 12(d)(1)(F) of the Act, provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (1)

immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent.  An investment company that issues shares to a Fund pursuant to Section 12(d)(1)(F) will not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  A Fund relying on Section 12(d)(1)(F) (or the investment adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made other than with respect to the limitations on the Funds’ borrowing of money and investments in illiquid securities.  If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in a Fund’s non-fundamental investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.
Leuthold Core ETF
The Leuthold Core ETF has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.
Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.  For purposes of the concentration policy, the Fund will look through to the portfolio holdings of the underlying funds in which it invests, to the extent practicable, and will aggregate the holdings of the underlying funds (on a pro rata basis based on the Fund’s investment in each underlying fund) to determine concentration in a particular industry in accordance with the concentration policy provided above.  When evaluating the portfolio holdings of unaffiliated underlying funds, the Fund will consider portfolio information that is publicly available to the Fund.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3.	Make loans, except to the extent permitted under the 1940 Act.
4.
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

5.
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
7.
With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restriction, which may be changed without a stockholder vote.
1.
The Fund will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.
Commodity Pool Operator Exclusion

The Corporation has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission.  Thus, the Corporation is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.
INVESTMENT CONSIDERATIONS
The Prospectus for the Funds describes their principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks.
Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund
Warrants and Put and Call Options
Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Select Industries Fund may purchase warrants and put and call options on securities.
By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the option premium).  The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises the option, it completes the sale of the underlying security at the strike price.  The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.  The buyer of a put option can expect to realize a gain if security prices fall substantially.  However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price.  A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price.  Warrants are issued by the issuer of the underlying security whereas options are not.  Warrants typically have exercise periods in excess of those of call options.  Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer.  Warrants are more speculative than the underlying investment.  A warrant ceases to have value if it is not exercised prior to its expiration date.

The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.  New laws and regulations may negatively impact a Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades.  On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives.  Among other changes, the Derivatives Rule will require a Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting.  These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule.  Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.  Other potentially adverse regulatory obligations can develop suddenly and without notice.
Mortgage-Backed Securities and Other Asset-Backed Securities
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in mortgage-backed and other asset‑backed securities (namely, securities backed by credit card receivables, automobile loans or other assets).  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property.  Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.
Government Agency Mortgage-Backed Securities.  Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities.  Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.
The Government Agency Mortgage-Backed Securities in which a Fund may invest includes those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.
Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.  To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.
Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.
Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government.
Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended.  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.
Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.
Privately-Issued Mortgage-Backed Securities.  Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by

(i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non‑Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non‑Agency Mortgage-Backed Securities”).  These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates.  Privately-Issued Non‑Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement.  As more fully described below, these securities may include collateralized mortgage obligations and multiclass pass-through securities.
A Fund may invest in subordinated Privately-Issued Non‑Agency Mortgage-Backed Securities (“Subordinated Securities”).  Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non‑Agency Mortgage-Backed Securities.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non‑Agency Mortgage-Backed Securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non‑Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non‑Agency Mortgage-Backed Securities.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non‑Agency Mortgage-Backed Securities.
Collateralized Mortgage Obligations and Multiclass Pass-Through Securities.  Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”).  CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.
In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others.  In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal.  A Fund may invest in such high-risk, derivative Mortgage-Backed Securities.
Stripped Mortgage-Backed Securities.  A Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”).  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets.  A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal.  However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities.  The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.  The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.
Adjustable-Rate Mortgage Loans.  Certain mortgage loans underlying the Mortgage-Backed Securities in which a Fund may invest will be adjustable rate mortgage loans (“ARMs”).  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time.  Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”).  The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.
There are various types of indices which provide the basis for rate adjustments on ARMS.  Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.  The degree of volatility in the market value of a Fund’s portfolio and therefore in the NAV of a Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make.  However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs.  Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period.  Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs.  Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month.  In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments.  It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers.  In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM.  Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate.  As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments.  These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.
Asset-Backed Securities.  Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages).  Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Miscellaneous.  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time.  As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.  Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.  Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.
Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions.  Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.  Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.  Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.
No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities.  Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Funds’ Board of Directors.  In accordance with such guidelines, The Leuthold Group, LLC, doing business as Leuthold Weeden Capital Management (the “Adviser”), will monitor a Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.
Preferred Stocks
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in preferred stocks.  Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero-Coupon U.S. Treasury Securities
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in zero-coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury.  A zero-coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value.  Zero-coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.
LIBOR
Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR came under pressure following manipulation allegations. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.
The administrator of LIBOR has announced that it will consult on its intention to lease the publication of one week and two month USD LIBOR on December 31, 2021, and the remaining USD LIBOR settings on June 30, 2023. The extension from December 31, 2021, to June 30, 2023, is intended to allow most legacy USD LIBOR contracts to mature before USD LIBOR rates are no longer published. Nevertheless, there can be no assurance of a smooth transition away from LIBOR.
Various financial industry groups are planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of June 2023.
Money Market Instruments
The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor’s

Corporation (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs.  They permit a series of short-term borrowings under a single note.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Funds’ investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.
Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price.  None of the Funds will enter into repurchase agreements with entities other than banks or invest over 15% of their net assets in repurchase agreements with maturities of more than seven days.  If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund.  In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.
Foreign Securities
Each of the Funds may invest in securities of foreign issuers.  In addition, a registered investment company in which the Leuthold Core Investment Fund or the Leuthold Global Fund invests may invest up to 100% of its assets in securities of foreign issuers.  Each of the Funds may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”), American Depository Shares (“ADSs”) and Global Depositary Receipts (“GDRs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets.  The Grizzly Short Fund may sell short (1) securities of foreign issuers on foreign exchanges and (2) ADRs, ADSs, GDRs and securities of foreign issuers traded in the U.S. securities markets.  Investments in foreign securities involve special risks and considerations that are not present when the Funds invests in domestic securities.
There is often less information publicly available about a foreign issuer than about a U.S. issuer.  Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  This is particularly true of securities in emerging markets which can be extremely volatile.  Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.  There may also be difficulties in enforcing legal rights outside the United States.  There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries.  Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries.  Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”).  Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU, which has been extended.  Although it is unclear how withdrawal negotiations will be conducted or concluded, United Kingdom businesses are increasingly preparing for a disorderly Brexit, which could have severe consequences for the people, businesses and economies of the United Kingdom and the EU, as well as those of the broader global economy. The new post-Brexit rules took effect on January 1, 2021. It is possible that measures could be taken to revote the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the uncertain consequences of Brexit and the political divisions both within the United Kingdom and between the United Kingdom and the EU highlighted by the referendum vote, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.
Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.  The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates.  Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.
Foreign Currency Transactions.  Since each of the Funds may purchase securities denominated in foreign currencies, and in the case of each of the Leuthold Core Investment Fund or the Leuthold Global Fund a registered investment company in which any of these Funds may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Funds’ assets from the perspective of U.S. investors.  The Leuthold Global Fund may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts.  Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations.  Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons.  Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction.  The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations.  In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.
To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Leuthold Global Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.
When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.
When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.  The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.
At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.
If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency.  Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Stockholders should note that:  (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract.  Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract.  Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver.  A Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund will do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies.  The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.  Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments.  A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Investments in ADRs, ADSs or GDRs.  As noted above, the Funds may hold securities of U.S. and foreign issuers in the form of ADRs, ADSs or GDRs.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.  GDRs are issued by European financial institutions.

ADR facilities may be either “sponsored” or “unsponsored.”  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications.  Each of the Funds may invest in sponsored and unsponsored ADRs, and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.
Short Sales
Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Grizzly Short Fund may seek to realize additional gains through effecting short sales of securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.  Until a Fund closes its short position or replaces the borrowed security, the Fund will:  (a) designate liquid assets it owns, other than the short sale proceeds, as segregated assets in an amount equal to its obligation to purchase the securities sold short (if the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation); or (b) otherwise cover the Fund’s short position.  For example, if a Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it may borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market.  Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender.  If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss.  A Fund’s goal when effecting short sales is to “Sell high and Buy low.”
A Fund may make short sales “against the box” (namely, when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short).  Selling short “against the box” is not a principal investment strategy of any Fund.

Use of Segregated and Other Special Accounts
Use of derivative transactions, like options and short sales, will require, among other things, that a Fund segregate cash, liquid securities or other assets with its custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the Act at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.
Over-the-counter (“OTC”) options entered into by a Fund will generally provide for cash settlement, although the Fund may not be required to do so.  As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options.  OTC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.  OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.  If a Fund enters into OTC options transactions, it will be subject to counterparty risk.
Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions.  A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
High Yield and Other Securities
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term).  A registered investment company in which the Leuthold Core Investment Fund and the Leuthold Global Fund invests may also invest in such debt securities.  These debt securities may be rated investment grade by S&P or Moody’s.  Securities rated BBB by S&P or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.  A Fund (and registered investment companies in which a Fund may, at times, invest) may also invest in securities that are rated below investment grade.  Investments in high yield securities (namely, less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal.  Lower-grade obligations are commonly referred to as “junk bonds.”  Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities.  Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility.  An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.
The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a high yield security owned by the Leuthold Core Investment Fund or the Leuthold Global Fund (or by a registered investment company in which a Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value.  Yields on high yield securities will fluctuate over time.  Furthermore, in the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.
Certain securities held by the Leuthold Core Investment Fund or the Leuthold Global Fund (or a registered investment company in which a Fund invests), including high yield securities, may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor.  Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.
The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Leuthold Core Investment Fund or the Leuthold Global Fund (or a registered investment company in which a Fund invests) to value accurately high yield securities or dispose of them.  To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.
Special tax considerations are associated with investing in high yield bonds structured as zero-coupon or pay-in-kind securities.  The Leuthold Global Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Further, a Fund (or a registered investment company in which a Fund invests) must distribute substantially all of its income to its stockholders to qualify for pass-through treatment under the tax law.  Accordingly, a Fund (or a registered investment company in which a Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Leuthold Core Investment Fund or the Leuthold Global Fund (or a registered investment company in which a Fund invests) will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests.  To the extent that a Fund (or a registered investment company in which a Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds.  A Fund (or a registered investment company in which a Fund invests) may retain a portfolio security whose rating has been changed.
Registered Investment Companies
Each Fund may invest up to 25% of its net assets in shares of registered investment companies.  No Fund will purchase or otherwise acquire shares of any registered investment company if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company, (b) more than 5% of its net assets would be invested in the shares of any one registered investment company, or (c) more than 10% of its net assets would be invested in shares of other investment companies, except for purchases of money market funds, purchases pursuant to Section 12(d)(1)(F) of the Act (or other statutory exemptions), purchases pursuant to an exemptive order, or as part of a plan of merger, consolidation or reorganization approved by the stockholders of a Fund.  If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.
Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Funds invest.  By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.
Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser.  At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests.  As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.
Although the Funds will not concentrate their investments, registered investment companies in which the Leuthold Core Investment Fund and the Leuthold Global Fund may invest may concentrate their investments within one industry (namely, sector funds).  Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.
Metals
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals.  In connection with such investments these Funds may enter into agreements where they “pre-pay” for metals which are delivered at a later date (“Pre-Paid Physical Agreements”).  When investing in metals there is the risk that parties that act as custodians for the metals held by these Funds or with which they have entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection.  In addition, these Funds may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies.  The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions.  Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations.  Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.
For each of the Leuthold Core Investment Fund and the Leuthold Global Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund’s gross income for its taxable year.  This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.
Cybersecurity Considerations
With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks.  In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity.  Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users).  In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cybersecurity incidents affecting the Adviser, other service providers to the Funds or their stockholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their stockholders, interference with the Funds’ ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to transact business and the Funds to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private stockholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs.  Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.
Recent Market Conditions and Events
Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to occur.  Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes.  The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out.  A rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Funds invest.
A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally.  The virus, named “SARS-CoV-2” (sometimes referred to as the “corona virus” and abbreviated as “COVID-19”)

has resulted in travel restrictions, closed international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, and lower consumer demand, as well as general concern and uncertainty.  The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations, the entire global economy, individual companies and capital markets in ways that cannot be foreseen at the present time.  In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.  Public health crises and related impacts caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.  The duration of the COVID-19 outbreak and its adverse effects, including adverse effects on the Funds, cannot be determined with certainty.
Real Estate Investment Trusts
The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in real estate investment trusts.  A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs generally hold both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act.
Foreign Government Obligations
The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities.  These securities also include debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Each Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Each Fund will take into account relevant market, trading and investment specific considerations when determining whether a security is an illiquid security.  Illiquid securities may include those securities whose disposition would be subject to legal restrictions (“restricted securities”).  Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay.  This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.
The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4 of the Act, and the Directors have approved an officer of the Adviser, working with a committee, to serve as the administrator of the liquidity risk management program.  The Directors will review no less frequently than annually a written report prepared by the liquidity risk management program administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation.  Costs associated with complying with the rule could impact the Funds’ performance and their ability to achieve their investment objective.
Private Placements and Restricted Investments.  Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale.  Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held.  Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually restricted securities or are “not readily marketable.”  Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A).  Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.  A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.  A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act.  In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value.  The judgment of the Adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.
Lending Portfolio Securities
In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. Government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit.  Loans are subject to termination at the option of the lending Fund or the borrower.  The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.
The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.  The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required. For further information regarding the Funds’ lending activities in the most recent fiscal year, please see the section entitled “Securities Lending” below.
Borrowing
Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes.  No Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding.  Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  If a Fund’s borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover
Each Fund’s annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.
Temporary Defensive Positions
Neither of the Leuthold Select Industries Fund or the Grizzly Short Fund will take temporary defensive positions.  Although none of these Funds will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests.  Unlike the Leuthold Select Industries Fund and the Grizzly Short Fund, the Leuthold Core Investment Fund, and the Leuthold Global Fund may, in response to adverse market, economic, political, or other conditions, take temporary defensive positions.
Disclosure of Portfolio Holdings
The Funds maintain written policies and procedures as described below regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ stockholders.  The Chief Compliance Officer of the Adviser will report periodically to the Board of Directors with respect to compliance with the Funds’ portfolio holdings disclosure procedures.  The Board of Directors or the Chief Compliance Officer of the Adviser may authorize the disclosure of the Funds’ portfolio holdings prior to the public disclosure of such information.

There may be instances where the interests of the stockholders of the Funds regarding the disclosure information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds.  In such situations, the Chief Compliance Officer of the Adviser will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian.  The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios from time to time, on an ongoing basis.  As a result, such third party service providers receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed as the information is provided to the service providers on an as needed basis in connection with the services they provide to the Funds (some receive the information daily).
As an example, the Funds’ administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund.  The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to audit each Fund’s portfolio as of the balance sheet date.  In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings, and the Funds’ financial printer, in connection with the printing of Fund publications for distribution to stockholders, receives portfolio holdings information.  Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolios unless specifically authorized by the Funds.
Also, from time to time the Funds’ investment adviser may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about the Funds’ holdings on an accelerated basis.  As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time.  Such information will be provided with a confidentiality legend and only in cases where the Funds’ investment adviser has reason to believe that the data will be used only for legitimate purposes and not for trading.
Rating, Ranking and Risk Measurement Organizations.  The Funds may provide their entire portfolios to rating, ranking and risk measurement organizations.  The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The Funds may not pay these organizations or receive any compensation from them for providing this information.  The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.
Other Disclosure.  At the end of each month on the Funds’ website (www.funds.leutholdgroup.com): (1) the Leuthold Core Investment Fund and the Leuthold Global Fund publish their asset allocation percentages; and (2) the Leuthold Select Industries Fund and the Grizzly Short Fund publish their industry group weightings.  This information is updated approximately 5 to 10 calendar days following the end of each month.  It is available to anyone that visits the website.
Each of the Funds may also provide top ten portfolio holdings in certain marketing materials, which holdings will be posted contemporaneously on the Funds’ website.  In addition, each Fund may include with such disclosure information that includes, among other things, the top contributors/detractors from Fund performance.
The disclosure referenced above is in addition to the portfolio disclosure in the annual, semiannual, December quarter, and June quarter shareholder reports and on Part F of Form N-PORT, which disclosures are filed with the Securities and Exchange Commission within 60 days of the first and third fiscal quarter ends and on Form N-CSR for the Semi-Annual and Annual report period ends. Monthly portfolio disclosures are filed with the Securities and Exchange Commission on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser.  These other accounts may be managed in a similar fashion to certain of the Funds and thus may have similar portfolio holdings.  Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies.  Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.
Leuthold Core ETF
Diversification
The Core ETF is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.
General Risks
The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Financial markets, both domestic and foreign, have experienced an unusually high degree of volatility as recently as the beginning of 2018. Continuing market turbulence may have an adverse effect on Fund performance.
Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
Recent Market Conditions and Events. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to occur.  Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes.  The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out.  A rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.
A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally.  The virus, named “SARS-CoV-2” (sometimes referred to as the “corona virus” and abbreviated as “COVID-19”) has resulted in travel restrictions, closed international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, and lower consumer demand, as well as general concern and uncertainty.  The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations, the entire global economy, individual companies and capital markets in ways that cannot be foreseen at the present time.  In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.  Public health crises and related impacts caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.  The duration of the COVID-19 outbreak and its adverse effects, including adverse effects on the Fund, cannot be determined with certainty.
Permitted Investments
The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest, directly or indirectly, in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. Each of the permitted investments described below applies to the Fund to the extent it invests directly in the applicable types of investments or indirectly in underlying funds that invest in the applicable types of investments.
Bank Loans. The Fund may invest in underlying funds that invest in bank loans. Bank loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Bank loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies, or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Bank loans typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate (“LIBOR”)) plus a premium. Bank loans are typically of below investment grade quality. Bank loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral.
Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.
Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the investing fund’s performance.
Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, investing in indebtedness of companies with poor credit bears a substantial risk of losing the entire amount invested.
Borrowing. Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the applicable Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Collateralized Debt Obligations. The Fund may invest in underlying funds that invest in collateralized debt obligations (“CDOs”), which are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Portfolio invests. Normally, CBOs, CLOs, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a CDO may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
CLOs. The Fund may invest in underlying funds that invest in CLOs. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets may also include (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. Lower debt tranches of CLOs typically experience a lower recovery and bear greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. The underlying senior loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.
Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

An underlying fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLO. Certain CLOs may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Commodities and Commodity Contracts. The Fund may invest directly in or in underlying funds that purchase and sell commodity forward and futures contracts and options, enter into foreign exchange contracts, enter into swap agreements and other financial transactions, purchase or sell precious metals directly (metals are considered “commodities” under the federal commodities laws), and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.
There are additional factors associated with commodity futures contracts which may subject a fund’s indirect investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. To induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.
Depositary Receipts. The Fund may invest directly in or in underlying funds that invest in depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
The Fund will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored. However, the Fund or an underlying fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the Depositary Receipts.
Derivatives. The Fund may invest directly in or in underlying funds that use derivative instruments as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements.
Swap Agreements. The Fund may invest directly in or in underlying funds that enter into swap agreements, including interest rate swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. Swap agreements may be used to hedge or achieve exposure to, for example, interest rates, and money market securities without actually purchasing such securities. The Fund may invest directly in or in underlying funds that use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a fund’s exposure to long- or short-term interest rates (in the United States or abroad), corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of the fund’s investments and its share price.
Futures, Options, and Options on Futures Contracts. The Fund may invest directly in or in underlying funds that enter into U.S. options and options on futures contracts. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. To the extent a fund uses futures and options, it will be subject to the applicable requirements of the Commodity Exchange Act and the rules thereunder.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund may invest directly in or in underlying funds that use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
Utilization of futures and options on futures by a fund involves the risk of imperfect or even negative correlation to the underlying index if the index underlying the futures contract differs from the fund’s underlying index. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by a fund as to anticipated trends, which predictions could prove to be incorrect.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a fund. The potential for loss related to writing options may be unlimited.
The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.  New laws and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades.  On October 28, 2020, the Securities and Exchange Commission adopted the Derivatives Rule under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives.  Among other changes, the Derivatives Rule will require a Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and

SEC reporting.  These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule.  Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.  Other potentially adverse regulatory obligations can develop suddenly and without notice.
Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Shares to decline.
An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
When-Issued Securities – A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Types of Equity Securities:
Common Stocks – Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks – Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants – A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Smaller-Capitalization Companies. Investors in smaller-capitalization companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their smaller size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of smaller-capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of smaller capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Tracking Stocks. The Fund may invest directly in or in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
Fixed Income Securities. The Fund may invest directly in or in underlying funds that invest in fixed income securities. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the investing fund, and the Fund, to decrease. In addition, investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.
Fixed-Income Securities Ratings. The nationally recognized statistical rating organizations publish ratings based upon their assessment of the relative creditworthiness of the rated fixed-income securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from fixed-income securities in the lower rating categories to compensate investors for the increased credit risk. Any use of credit ratings in evaluating fixed-income securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect to risk of fluctuations in market value of the fixed-income security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a fixed-income obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Additionally, legislation has been enacted in an effort to reform rating agencies. Rules have also been adopted by the SEC to require rating agencies to provide additional disclosure and reduce conflicts of interest, and further reform has been proposed. It is uncertain how such legislation or additional regulation might impact the ratings agencies business and a fund’s investment process.
High Yield Securities Risk. The Fund may invest directly in or in underlying funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment in high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the applicable investment adviser’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the investing ETF may lose its entire investment.
Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.
The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that such a security is deemed to be no longer liquid, the Fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.
Investment Company Securities. The Fund may invest in the securities of other investment companies, including ETFs and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.
The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Additionally, there may not be an active trading market available for shares of some closed-end management investment companies (“CEFs”). Shares of a CEF may also may trade in the market at a premium or discount to their NAV.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
MLPs are generally treated as partnerships for U.S. federal income tax purposes. When the Fund invests in the equity securities of an MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating the Fund’s taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to the Fund. Distributions from such an entity to the Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to the Fund exceeds the Fund’s adjusted tax basis in its interest in the entity. In general, the Fund’s allocable share of such an entity’s net income will increase the Fund’s adjusted tax basis in its interest in the entity, and distributions to the Fund from such an entity and the Fund’s allocable share of the entity’s net losses will decrease the Fund’s adjusted basis in its interest in the entity, but not below zero. The Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income the Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, the Fund’s investments in such an entity may lead the Fund to make distributions in excess of its earnings and profits, or the Fund may be required to sell investments, including when not otherwise advantageous to do so, to satisfy the distribution requirements applicable to regulated investment companies under the Code (as defined below).
Depreciation or other cost recovery deductions passed through to the Fund from any investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to the Fund’s shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. To distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional taxable income.
Mortgage-Backed and Asset-Backed Securities. The Fund may invest in underlying funds that invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the investing fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury.

GNMA is a corporation wholly owned by the U.S. government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Federal National Mortgage Association (“Fannie Mae”)and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If the investing ETF purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
Municipal Obligations and Related Investments. The Fund may invest in underlying funds that invest in municipal obligations and related investments, as described below. Municipal obligations include debt obligations issued by states, possessions and territories of the U.S., including political subdivisions (such as counties, cities, towns and school and other districts), agencies and authorities thereof. Municipal obligations are issued by such governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities, not-for-profit organizations, businesses and developers. Municipal obligations may be subject to federal and state income tax. The Fund may invest in underlying funds that invest in the following types of municipal obligations:
General Obligation Bonds. General obligation bonds are supported by the issuer’s full faith and credit and taxing authority. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, in some cases the issuer’s authority to levy additional taxes may be limited by its charter or state law.
Revenue Bonds. Revenue bonds are payable solely from specific income or revenues received by the issuer, often from its operation of a governmental enterprise or authority such as an electric or water utility, sewer system, parks, hospitals or other health authority, bus, train, subway, highway, airport or other transportation system, or housing authority. Some revenue bonds may be issued for other public purposes, such as financing the development of an industrial park or commercial district or construction of a new stadium, parking structure or stadium. The revenues may consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. Although issued by municipal authorities, revenue bonds are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by users of the services or owners and operators of the facility financed with the proceeds of the bonds. Bonds or other obligations of housing financing authorities may have various forms of security, such as reserve funds, insured or subsidized mortgages and net revenues from projects, but they are not backed by a pledge of the issuer’s credit. The credit quality of revenue bonds is usually related to the credit standing of the enterprise being financed but can, if applicable, be tied to the credit worthiness of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.
Private Activity Bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy or to enable a college or university, not-for-profit organization or hospital to construct new or expanded facilities. The municipality would lend the proceeds to the company or other entity, and the company or other entity would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the borrower’s loan payments, and not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The interest on many types of private activity bonds is subject to the federal alternative minimum tax (“AMT”).

Anticipation Notes. Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds, or other municipal revenues. These may be in the form of bond anticipation notes, tax anticipation notes, tax and revenue anticipation notes, and revenue anticipation notes. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds. Bond anticipation notes are notes that are intended to be refinanced through a subsequent offering of longer term bonds.
Tax Increment Financing Bonds. Tax increment financing bonds are payable from increases in taxes or other revenues attributable to higher valuations on the businesses benefitting from improvements made to a particular area or district financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area or in property taxes collected from property owners. The bonds could default if merchants’ sales or owners’ property valuations, and related tax collections, failed to increase as anticipated.
Municipal obligations also include municipal commercial paper and other short-term notes, variable rate demand obligations, industrial revenue bonds, pre-refunded or advance refunding bonds, municipal lease obligations, construction loan notes insured by the Federal Housing Administration and financed by FNMA or GNMA, and participation, trust and partnership interests in any of the foregoing.
Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. There can be no assurance that the Internal Revenue Service (“IRS”) will agree with a bond counsel’s opinion concluding that interest on a particular obligation is exempt from federal income tax.
Certain municipal obligations may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand.
The payment of principal and interest on most debt obligations purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Municipal obligations may be adversely affected by political and economic conditions and developments (for example, legislation reducing state aid to local governments.) An issuer’s obligations under its municipal obligations are also subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.
Municipal obligations may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the investing fund’s portfolio debt obligations and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Internal Revenue Code of 1986, as amended (the “Code”), interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their calculations of federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the investing fund and the liquidity and value of its portfolio.
Municipal Lease Obligations. Municipal lease obligations may be are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to an investing fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made.
Non-U.S. Securities. The Fund may invest directly in or in underlying funds that invest in non-U.S. securities. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Investments in Canada. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy may significantly affect the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Canada is a major producer of commodities such as zinc, uranium, forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.
Investments in China and Hong Kong. Investing directly in or in ADRs with underlying shares organized, listed or domiciled in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) higher rates of inflation; (vi) controls on foreign investment and limitations on repatriation of invested capital; (vii) greater governmental involvement in and control over the economy; (viii) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (ix) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (x) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xi) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiii) the fact that the settlement period of securities transactions in foreign markets may be longer; (xiv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xv) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvi) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xvii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xviii) the risk that certain companies owned by the Fund may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.
After many years of steady growth, the growth rate of China’s economy has recently slowed. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.
Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV. These and other factors could have a negative impact on the Fund’s performance.
Investments in Emerging Markets. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility, (ii) lower trading volume, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets, and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Monetary Union, which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. To the extent the Fund invests in Europe, the Fund may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.
In a referendum held in June 2016 (known as “Brexit”), the United Kingdom (“UK”) voted to leave the EU. It is expected that the UK will invoke article 50 of the Lisbon Treaty to withdraw from the EU by March 29, 2019, followed by a transition period during which businesses and others prepare for the new post-Brexit rules to take effect on January 1, 2021. However, there is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the Fund’s investments. Also as a result of the referendum, on June 27, 2016, Standard & Poor’s (“S&P”) downgraded the UK’s credit rating from “AAA” to “AA” with a “negative outlook,” and on June 30, 2016, S&P downgraded the EU’s credit rating from “AA+” to “AA”. Other credit ratings agencies have taken similar actions.
Investments in Japan. The Japanese economy has recently emerged from a prolonged economic downturn. Since 2000, Japan’s economic growth rate has remained relatively low. Its economy is characterized by government intervention and protectionism, an unstable financial services sector, low domestic consumption, and relatively high unemployment. Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility for Japan’s economy as well. Additionally, as China has increased its role with Japan as a trading partner, political tensions between the countries has become strained. Any increase or decrease in such tension may have consequences for investment in or exposure to Japanese issuers.
In March 2011, a massive earthquake and tsunami struck northeastern Japan causing major damage to the country’s domestic energy supply, including damage to nuclear power plants. In the wake of this natural disaster, Japan’s financial markets fluctuated dramatically and the resulting economic distress affected Japan’s recovery from its recession. The government injected capital into the economy and proposed plans for massive spending on reconstruction efforts in disaster-affected areas to stimulate economic growth. The full extent of the disaster’s impact on Japan’s economy and foreign investment in Japan is difficult to estimate. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. These and other factors could have a negative impact on the Fund’s performance.

Other Short-Term Instruments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Real Estate Investment Trusts (“REITs”). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.
REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cashflow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cashflow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Repurchase Agreements. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day (as defined below)). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will maintain the segregation, either on its records or with the Custodian, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Securities Lending. The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The lending Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds.
The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
Senior Loans. The Fund may invest in underlying funds that purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively “Bank Loans”). Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a fund’s investments and a potential decrease in the NAV of a fund. A fund may invest in Bank Loans that are secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.
There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and a fund may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the ETFs in which the Fund invests, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by a fund may be adversely affected. Many Bank Loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.
Short Sales. The Fund may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short (calculated daily), or will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Tax Risks. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
TBA Transactions. The Fund may invest in underlying funds that invest in U.S. agency mortgage-backed securities (“MBS”). In the basic MBS structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.
For the foregoing and other reasons, a fund may seek to obtain exposure to U.S. agency MBS through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Most transactions in MBS occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, paramount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, a fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” a fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of MBS. In addition, a fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of MBS stipulated in the TBA agreement.
Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of MBS specified in the TBA transaction. A fund’s use of “TBA rolls” may cause the fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.
U.S. Government Securities. The Fund may invest directly in or in underlying funds that invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
Treasury Inflation-Protected Securities. The Fund may invest in underlying funds that invest in inflation-protected public obligations, commonly known as “TIPS,” of the U.S. Treasury, as well as TIPS of major governments and emerging market countries, excluding the United States. TIPS are a type of security issued by a government that is designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation— a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Portfolio Turnover
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
Disclosure of Portfolio Holdings

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
LEUTHOLD CORE ETF EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on the Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares from listing and trading upon termination of the Fund.
The Corporation reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Corporation is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.
DIRECTORS AND OFFICERS OF THE CORPORATION
As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  (The portfolios in the Leuthold Fund family are the only mutual funds and exchange traded funds in a “fund complex,” as such term is defined in the Act.)  The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the current directors and officers of the Corporation are as follows (the ages are as of January 31, 2021):
Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held (during past five years) by Director
“Noninterested Persons”
Lawrence L. Horsch c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 86	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	5	Somero Enterprises and Pioneer Sales Group
Steven R. Schroll c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 64	Director and Chair of Nominating Committee	Indefinite, Director since 2019	Retired. Served as Senior Equity Portfolio Manager at Ameriprise Financial (Columbia Management) from 2002 to 2018	5	None

Addison L. Piper c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 74	Director and Chair of Nominating Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Sandler (f/k/a Piper Jaffray Companies) and PREDEX	5	Piper Sandler (f/k/a Piper Jaffray Companies) and PREDEX

“Interested Persons”
John C. Mueller 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 52	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	5	None

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director
“Interested Persons”
Holly J. Weiss 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 52	Secretary and Treasurer	One year term, Secretary and Treasurer since 2009	Chief Financial Officer of the Adviser since 2011. Controller of the Adviser from 2008 to 2011.	N/A	N/A
Roger A. Peters 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 60	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One year term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A
Glenn R. Larson 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 55	Assistant Secretary	One year term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A
Qualification of Directors
John C. Mueller has extensive experience in the investment management industry, most recently as Co-Chief Executive Officer of The Leuthold Group.  His experience and skills as a chief executive officer, as well as his familiarity with the investment management industry, particularly sales and marketing strategies utilized by the Adviser, led to the conclusion that he should serve as a director.
Lawrence L. Horsch’s long experience as a management consultant and director of 27 corporations has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board of Directors.  Addison L. Piper has extensive experience in the financial industry, having served as the chief executive officer of a financial services company, which has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board of Directors.  Each of Messrs. Horsch and Piper takes a conservative and thoughtful approach to addressing issues facing the Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Horsch and Piper should serve as a director.  Mr. Schroll has served as director of the Leuthold Funds since 2019. Through his thirty-eight years of investment experience, as both an equity analyst and portfolio manager working for both sell side and buy side firms, he has developed skills in investment analysis, portfolio construction, written and verbal communication, client marketing, resource management, prioritization planning, and business planning that will benefit the Board during its evaluation of the Leuthold Funds’ performance and operation. These experiences also honed Mr. Schroll’s understanding of financial statements and the complex issues that confront businesses. The combination of skills and attributes discussed above led to the conclusion that Mr. Schroll should serve as a director.
Board Leadership Structure
The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds, and has structured itself in a manner that it believes allows it to perform its oversight function effectively.  The Board of Directors has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board of Directors has established an Audit Committee that is comprised entirely of members of the Board who are disinterested persons of the Funds (the “Independent Directors”).  The Chairman of the Board is an Independent Director, and acts as the primary liaison between the Independent Directors and management.  The Independent Directors help identify matters for consideration by the Board of Directors and the Chairman of the Board regularly participates in the agenda setting process for Board meetings.
The Board of Directors has determined that the structure of the Chairman of the Board as an Independent Director and the function and composition of the Audit Committee are appropriate means to provide effective oversight on behalf of the Funds’ stockholders and address any potential conflicts of interest that may arise from the Adviser’s representation on the Board.  Further, the Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the responsibilities of the Board of Directors.
Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Corporation has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets semiannually with the auditors of the Funds and semiannually with the Funds’ chief compliance officer.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.
Board Committees
The Board of Directors has two committees, the Audit Committee and the Nominating Committee.  The members of both committees are comprised of directors who are not “interested persons.”  Currently, Messrs. Piper and Horsch are the members of the Audit Committee and the Nominating Committee.
The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the independent auditors and financial records.  The audit committee held two meetings during the fiscal year ended September 30, 2020.
The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors.  The Nominating Committee held one meeting during the fiscal year ended September 30, 2020.  The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors.  While the Nominating Committee is not required to consider candidates recommended by the Funds’ stockholders for election as directors, the Nominating Committee in its discretion may consider such recommendations.  Any stockholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate.  At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understanding between such stockholder and each nominee and any other person pursuant to which the nomination is being made.  A stockholder recommendation for a director nominee should be delivered to the Funds’ Secretary at 150 South Fifth Street, Suite 1700, Minneapolis, Minnesota 55402.
The Corporation’s Board of Directors has no other committees.

Board Compensation
The Corporation’s standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $11,800 for each meeting of the Board of Directors attended.  The Corporation also pays additional compensation to the Chairman of the Board, the Chairman of the Audit Committee and the Chairman of the Nominating Committee.  The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.
The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation who served during the fiscal year ended September 30, 2020:
COMPENSATION TABLE
Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
“Interested Persons”
John C. Mueller	$0	$0	$0	$0
“Noninterested Persons”
Lawrence L. Horsch	$73,900	$0	$0	$73,900
Addison L. Piper	$65,650	$0	$0	$65,650
Steven R. Schroll	$65,650	$0	$0	$65,650
Code of Ethics
The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act.  This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund.  This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.  Rafferty Capital Markets, LLC, the distributor to the Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund, has also adopted a code of ethics pursuant to Rule 17j-1 under the Act.  While Compass Distributors, LLC, as the distributor to the Leuthold Core ETF, has adopted a code of ethics that is compliant with Rule 17j-1, the distributor is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3).
Proxy Voting
The Funds vote proxies in accordance with the Adviser’s proxy voting policy.  The Adviser generally follows the so-called “Wall Street Rule,” subject to the exceptions discussed below.  Under the “Wall Street Rule,” the Adviser votes as management recommends or sells the stock prior to the meeting.  The Adviser believes that following the “Wall Street Rule” is generally consistent with the economic best interests of the Funds.  When management makes no recommendation, the Adviser will not vote proxies unless the Adviser determines the failure to vote would have a material adverse effect on the Funds.  If the Adviser determines that the failure to vote would have a material adverse effect on the Funds, it will vote in accordance with what it believes are the economic best interests of the Funds.  Although the Adviser’s policy is to vote proxies for clients unless otherwise directed in writing, or as provided above, there may be times in which the firm would not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, and/or the benefit to the client would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.
The Adviser will “echo” vote (namely, vote for and against the proposal in the same proportion as all other shareholders) shares of investment companies that it owns inside the Funds to comply with the requirements of Section 12(d)(1) of the Act.  If voting a proxy restricts trading in a security, the Adviser will not vote the proxy unless the trading restriction is of such limited duration that the Adviser deems the trading restriction will not negatively impact the Funds.
Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.  In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Board of Directors and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested, without charge, by calling 1-800-273-6886.  This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Class Actions
Broadridge’s Global Securities Class Action Services division provides the necessary infrastructure and technology to process cases and settlements. When it is deemed financially beneficial, the Adviser will take the appropriate actions to file class action lawsuits on behalf of a Fund. When there has been money awarded to a Fund, Broadridge is entitled to keep 18% of the recovery amount it claims for the Fund; the Adviser does not receive any compensation for this service.  In the event that participation in a class action lawsuit presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Board of Directors and the Board of Directors will determine whether to participate in the class action lawsuit.
OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
Set forth below are the names and addresses of all holders of the shares of each of the Funds who as of December 31, 2020 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund’s then outstanding shares, as well as the percentage of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group.  Other than with regard to the Core ETF, no person is deemed to “control”

a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control.  With regard to the Core ETF, Mr. Mueller may be deemed a control person, as he is the beneficial owner of more than 25% of the Core ETF.  The Corporation does not control any person.
Leuthold Core Investment Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class	Nature of Ownership

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	40.16%	Record
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	17.42%	Record
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	8.24%	Record
LPL Financial 4707 Executive Drive San Diego, California 92121-3091	5.58%	Record
Officers and Directors as a Group (7 persons)	Less than 1%	Beneficial

Leuthold Core Investment Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class	Nature of Ownership

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	36.11%	Record
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	9.69%	Record
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	8.00%	Record
Wells Fargo Clearing Services LLC 1 N. Jefferson Ave. Saint Louis, Missouri 63103-2287	6.31%	Record
LPL Financial 4707 Executive Drive San Diego, California 92121-3091	5.34%	Record
Officers and Directors as a Group (7 persons)	Less than 1%	Beneficial

Leuthold Global Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class	Nature of Ownership

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	61.42%	Record
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	11.83%	Record
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	8.21%	Record
Officers and Directors as a Group (7 persons)	None	Beneficial

Leuthold Global Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class	Nature of Ownership

JP Morgan Securities, LLC 1111 Polaris Parkway, Floor 2J Columbus, Ohio 43240-2031	16.86%	Record
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	16.75%	Record
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	15.81%	Record
LPL Financial 4707 Executive Drive San Diego, California 92121-3091	15.65%	Record
Hoco ERISA Custodian 922 Walnut St, Mailstop TBTS 2 Kansas City, Missouri 64106-1802	10.44%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	8.47%	Record
Officers and Directors as a Group (7 persons)	1.1%	Beneficial

Leuthold Select Industries Fund

Name and Address of Beneficial Owner	Percent of Class	Nature of Ownership

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	27.41%	Record
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	26.14%	Record
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	12.79%	Record
LPL Financial 4707 Executive Drive San Diego, California 92121-3091	10.55%	Record
Officers and Directors as a Group (7 persons)	1.0%	Beneficial

Grizzly Short Fund

Name and Address of Beneficial Owner	Percent of Class	Nature of Ownership

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	21.64%	Record
Wells Fargo Clearing Services LLC 1 N. Jefferson Ave. Saint Louis, Missouri 63103-2287	20.54%	Record
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	20.13%	Record
Vanguard Marketing Corporation P.O. Box 982901 El Paso, Texas 79998-2901	11.03%	Record
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	7.97%	Record
Officers and Directors as a Group (7 persons)	None	Beneficial

Leuthold Core ETF

Name and Address of Beneficial Owner	Percent of Class	Nature of Ownership

Officers and Directors as a Group (7 persons)	49.4%	Beneficial

The table below sets forth the dollar range of equity securities beneficially owned by each Director in the Funds as of December 31, 2020.
Name of Director	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund
Interested Persons
John C. Mueller	Over $100,000	Over $100,000	$50,001 - $100,000

Noninterested Persons
Lawrence L. Horsch	$50,001 - $100,000	None	None

Addison L. Piper	None*	None	None

Steven R. Schroll	None	None	None

Name of Director	Dollar Range of Equity Securities of Grizzly Short Fund	Dollar Range of Leuthold Core ETF	Dollar Range of Equity Securities of All Funds
Interested Persons
John C. Mueller	None	Over $100,000	Over $100,000
Noninterested Persons
Lawrence L. Horsch	$50,001 - $100,000	None	Over $100,000
Addison L. Piper	None	None	None
Steven R. Schroll	None	None	None

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT
The Adviser
The investment adviser to each Fund is Leuthold Weeden Capital Management, 150 South Fifth Street, Suite 1700, Minneapolis, Minnesota  55402.  Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to the Funds.
The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund’s investment portfolio.  Firm-wide risks for the Adviser are recorded and reviewed at least annually by management of the Adviser.  As part of this process, risks inherent in the Funds are quantified and analyzed monthly by management of the Adviser and the Funds’ portfolio managers.
Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser).  For the foregoing, the Adviser receives the following investment advisory fee from each Fund based on such Fund’s average daily net assets at the annual rate of:
Leuthold Core Investment Fund:	0.90%
Leuthold Global Fund:	0.90%
Leuthold Select Industries Fund:	1.00%
Grizzly Short Fund	1.25%
Leuthold Core ETF	0.50%
Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the 1933 Act and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions.  Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

During the fiscal years ended September 30, 2020, 2019 and 2018, the Leuthold Core Investment Fund incurred advisory fees payable to the Adviser of $5,083,981, $6,334,568 and $7,760,732, respectively.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Leuthold Global Fund incurred advisory fees payable to the Adviser of $285,816, $611,718 and $870,449, respectively.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $95,610, $131,926 and $191,086, respectively.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Grizzly Short Fund incurred advisory fees payable to the Adviser of $1,529,785, $1,236,441 and $2,066,552, respectively.  During the period from January 6, 2020 through September 30, 2020, the Leuthold Core ETF incurred advisory fees payable to the Adviser of $22,006 (the Core ETF commenced operations on January 6, 2020).
The Adviser has undertaken to reimburse the Leuthold Core Investment Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2% with respect to the Leuthold Core Investment Fund.  As of the date hereof, no such state law provision was applicable to any of the Funds.  Additionally, the Adviser has voluntarily agreed to reimburse the Leuthold Core Investment Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund’s daily net assets.  Each Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Adviser did not reimburse the Leuthold Core Investment Fund for excess expenses.
The Adviser has undertaken to reimburse each of the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.85% of the average daily net assets of the Leuthold Global Fund, 1.50% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year.  Each Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.  During the fiscal year ended September 30, 2020, the Adviser reimbursed the Leuthold Global Fund $13,060.  During the fiscal years ended September 30, 2019 and 2018, the Adviser did not reimburse the Leuthold Global Fund.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Adviser reimbursed the Leuthold Select Industries Fund $119,193, $35,213 and $28,151, respectively.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Adviser did not reimburse the Grizzly Short Fund.  During the fiscal year ended September 30, 2020, the Adviser reimbursed the Leuthold Core ETF $117,025.
The Advisory Agreement for the Core ETF remains in effect for two years from its effective date and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  Each of the other Advisory Agreements will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund’s stockholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.
Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.
See “ALLOCATION OF PORTFOLIO BROKERAGE” for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year.  None of the directors who are “Disinterested Persons” of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The Adviser may pay compensation, out of its own funds and not as an expense of the Funds, to certain unaffiliated brokers, dealers or other financial intermediaries (“financial intermediaries”) in connection with the sale or retention of shares of the Funds or stockholder servicing.  For example, the Adviser may pay additional compensation for the purpose of providing services to the Funds or to stockholders of the Funds, including stockholder servicing, transaction processing, sub-accounting services and marketing support.  These payments, sometimes referred to as ‘‘revenue sharing,’’ do not change the price paid by investors to purchase the Funds’ shares or the amount the Fund receives as proceeds from such sales.  The making of revenue sharing payments could create a conflict of interest for financial intermediaries receiving such payments.
The Adviser or the Funds may receive fees from third party mutual fund sponsors for providing product support services related to the sponsors’ funds and their shareholders.  These are shareholder services and other services of an administrative and clerical nature related to the third party funds, and are not services that are primarily intended to result in the sale of such funds.  The receipt of such fees could create a conflict of interest.  The Adviser and the Funds mitigate this risk by ensuring that they make no recommendations regarding any investments in such funds, and by ensuring that they receive no compensation in connection with any purchase of such funds or any distribution related activities of such funds.
Portfolio Managers
The sole investment adviser to each Fund is Leuthold Weeden Capital Management.  The Leuthold Funds use a team-based approach to portfolio management.  Each portfolio manager works collectively on the names and ideas in the portfolio and is equally responsible for the day-to-day management of the Funds that they manage.  Final investment decisions are made by consensus.
The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2020.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Greg M. Swenson (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund and Grizzly Short Fund)	0 $0	1 $23,854,929	70 $289,903,156	0 $0	0 $0	0 $0

Douglas R. Ramsey (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Core ETF)	0 $0	0 $0	57 $269,796,337	0 $0	0 $0	0 $0

Chun Wang (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Leuthold Core ETF)	0 $0	1 $23,854,929	82 $303,627,342	0 $0	0 $0	0 $0

Scott D. Opsal (portfolio manager Leuthold Core Investment Fund, Leuthold Select Industries Fund and Leuthold Core ETF)	0 $0	0 $0	26 $44,827,520	0 $0	0 $0	0 $0

Kristen J. Perleberg (portfolio manager Grizzly Short Fund)	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
The portfolio managers of the Adviser are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2020.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Greg M. Swenson (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund and Grizzly Short Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Swenson receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Douglas R. Ramsey (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Core ETF)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Ramsey receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Chun Wang (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Leuthold Core ETF)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Wang receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Scott D. Opsal (portfolio manager Leuthold Core Investment Fund, Leuthold Select Industries Fund and Leuthold Core ETF)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Opsal receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Kristen J. Perleberg (portfolio manager Grizzly Short Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Ms. Perleberg receives a fixed salary that is set by reference to industry standards.  She also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties she performs for the Adviser.

The following tables set forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of September 30, 2020.

Name of Portfolio Managers	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund

Greg M. Swenson	$500,001 - $1,000,000	$100,001 - $500,000	$100,001 - $500,000

Douglas R. Ramsey	Over $1,000,000	None	None

Chun Wang	Over $1,000,000	$500,001 - $1,000,000	$100,001 - $500,000

Scott D. Opsal	$100,001 - $500,000	None	None

Kristen J. Perleberg	$50,001 - $100,000	$50,001 - $100,000	$1 - $10,000

Name of Portfolio Managers	Dollar Range of Equity Securities of Grizzly Short Fund	Dollar Range of Leuthold Core EFT

Greg M. Swenson	None	$500,001 - $1,000,000

Douglas R. Ramsey	None	None

Chun Wang	None	$100,001 - $500,000

Scott D. Opsal	None	$10,001 - $50,000

Kristen J. Perleberg	$1 - $10,000	$1 - $10,000

The Administrator
The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (the “Administrator”).  Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund’s financial and accounting records and generally assists in all aspects of each Fund’s operations.  The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement.  For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.045% of the first $1,500,000,000 of the Funds’ average net assets, 0.035% of the next $1,500,000,000 of the Funds’ average net assets and 0.025% of the Funds’ average net assets in excess of $3,000,000,000.  Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $320,000.
During the fiscal years ended September 30, 2020, 2019 and 2018, the Leuthold Core Investment Fund incurred fees of $273,694, $349,774 and $381,326, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended

September 30, 2020, 2019 and 2018, the Leuthold Global Fund incurred fees of $30,612, $49,999 and $48,714, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Leuthold Select Industries Fund incurred fees of $17,707, $20,939 and $11,928, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Grizzly Short Fund incurred fees of $76,269, $58,785 and $73,458, respectively, pursuant to the Administration Agreement.  During the fiscal year ended September 30, 2020, the Leuthold Core ETF incurred fees of $34,904 pursuant to the Administration Agreement.
The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Corporation.
Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.
The Custodian
U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of U.S. Bank Global Fund Services, serves as custodian of the Funds’ assets pursuant to Custody Agreement.  Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund’s operations.  U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.  The Bank of New York Mellon, headquartered in New York, serves as a sub-custodian of the global assets of the Funds.
U.S. Bank, N.A. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the Act) of the Funds’ securities and cash held outside the United States.  The directors have delegated to U.S. Bank certain responsibilities for such assets, as permitted by Rule 17f-5.  U.S. Bank and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.
The Transfer Agent
U.S. Bank Global Fund Services serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement.  As transfer and dividend disbursing agent, U.S. Bank Global Fund Services has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Fund Accounting Servicing Agent
In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bank Global Fund Services pursuant to which U.S. Bank Global Fund Services has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds.  For its accounting services, U.S. Bank Global Fund Services is entitled to receive fees, payable monthly from the Funds at an annual rate of 0.0175% for the first $1 billion of average net assets and 0.01% of average net assets exceeding $1 billion.  Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $160,000.  U.S. Bank Global Fund Services is also entitled to certain out of pocket expenses, including pricing expenses.
During the fiscal years ended September 30, 2020, 2019 and 2018, the Leuthold Core Investment Fund incurred fees of $103,553, $132,492 and $150,987, respectively, payable to U.S. Bank Global Fund Services pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Leuthold Global Fund incurred fees of $13,986, $21,734 and $29,977, respectively, payable to U.S. Bank Global Fund Services pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Leuthold Select Industries Fund incurred fees of $4,508, $5,598 and $7,027, respectively, payable to U.S. Bank Global Fund Services pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2020, 2019 and 2018, the Grizzly Short Fund incurred fees of $26,392, $19,453 and $27,220, respectively, payable to U.S. Bank Global Fund Services pursuant to the Fund Accounting Servicing Agreement.  During the fiscal year ended September 30, 2020, the Leuthold Core ETF incurred fees of $8,053 payable to U.S. Bank Global Fund Services pursuant to the Fund Accounting Servicing Agreement.
Distributor - Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund
Rafferty Capital Markets, LLC serves as the distributor for the Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund.  Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.
Distributor - Leuthold Core ETF
Compass Distributors, LLC (the “Distributor”) serves as the distributor for the Fund.  Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04106. The Distributor is party to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares.
Under the Distribution Agreement, the Distributor, as agent for the Fund, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation  Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Corporation on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Directors), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
SECURITIES LENDING
During the fiscal year, the securities lending agent, or the Adviser (where the Funds do not use a securities lending agent) monitored loan opportunities for the Funds, negotiated the terms of the loans with borrowers, monitored the value of securities on loan and the value of the corresponding collateral, communicated with borrowers and the Funds’ custodian regarding marking to market the collateral, selected securities to be loaned and allocated those loan opportunities among lenders, and arranged for the return of the loaned securities upon the termination of the loan. For further discussion regarding the Funds securities lending, please see the section entitled “Investment Considerations—Lending Portfolio Securities” above.  Income and fees from securities lending activities for the fiscal year ended September 30, 2020, are shown in the following table:
	Leuthold Core Investment Fund	Leuthold Global Fund
Gross income from securities lending activities	$742,406	$57,438
Fees and/or compensation for securities lending activity and related services
Fees paid to securities lending agent from a revenue split	(45,544)	(3,101)
Fees paid for any cash collateral management service that are not included in the revenue split	(11,489)	(899)
Administrative fees not included in the revenue split	‑	‑
Indemnification fee not included in the revenue split	‑	‑
Rebates (paid to borrower)	(548,738)	(44,140)
Other fees not included in revenue split	‑	‑
Aggregate fees/compensation for securities lending activities	(605,771)	(48,140)
Net income from securities lending activities	$136,635	$9,298

SERVICE PLANS
Each of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds.  Payments under these plans are authorized by the officers of the Corporation.
The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.
The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.
DISTRIBUTION OF SHARES
Rule 12b-1 Plan Leuthold Global Fund
The Leuthold Global Fund has adopted a Service and Distribution Plan (the “12b-1 Plan”).  The Institutional Shares of the Leuthold Global Fund are not subject to the 12b-1 Plan.  The 12b-1 Plan was adopted in anticipation that the Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing the Adviser with greater flexibility in management.  The 12b-1 Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund’s average daily net assets.  Amounts paid under a 12b-1 Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, stockholder account servicing, the printing and mailing of prospectuses to other than current stockholders and the printing and mailing of sales literature.  To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.
The 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the applicable Fund.  Messrs. Piper, Horsch and Schroll are currently the Rule 12b-1 Directors.  Any change in a 12b-1 Plan that would materially increase the distribution expenses of a Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund’s stockholders.

While the 12b-1 Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to each 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation.  Each 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.
During the fiscal year ended September 30, 2020, pursuant to the 12b-1 Plan, the Leuthold Global Fund incurred fees of $10,782 which were used to pay selling dealers.
Rule 12b-1 Plan Leuthold Core ETF
The Leuthold Core ETF has adopted, but not implemented, a Service and Distribution Plan (the “12b-1 Plan”).  The 12b-1 Plan was adopted in anticipation that the Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing the Adviser with greater flexibility in management.  The 12b-1 Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund’s average daily net assets.  Amounts paid under the 12b-1 Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, stockholder account servicing, the printing and mailing of prospectuses to other than current stockholders and the printing and mailing of sales literature.  To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.
The 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the applicable Fund.  Messrs. Piper, Horsch and Schroll are currently the Rule 12b-1 Directors.  Any change in the 12b-1 Plan that would materially increase the distribution expenses of the Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the Fund’s stockholders.  The 12b-1 Plan may only be implemented by resolution of the Board of Directors and upon sixty (60) days’ notice to stockholders.
While the 12b-1 Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation.  The 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

Financial Intermediaries
The Adviser and/or its subsidiaries or affiliates (“Adviser Entities”) may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds (“Payments”).  Any Payments made by Adviser Entities will be made from their own assets and not from the assets of the Funds.  Although a portion of Adviser Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. Adviser Entities may make Payments for Intermediaries to participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. Adviser Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund.  In addition, Adviser Entities may make Payments to Intermediaries that make shares of the Funds available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional.  Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds over other investments.  The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
Adviser Entities may determine to make Payments based on any number of metrics.  For example, Adviser Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more of the Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing.
DETERMINATION OF NET ASSET VALUE
The net asset value (or price) per share of each Fund is determined by dividing the total value of that Fund’s investments and other assets, less any liabilities, by its number of outstanding shares.  The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading.  If the New York Stock Exchange is not open, then the Funds do not determine their net asset values, and investors may not purchase or redeem shares of the Funds.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther

King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The New York Stock Exchange also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.  If the New York Stock Exchange closes early on a valuation day, the Funds shall determine their net asset value as of that time.
Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices.  Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service.  Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices.  Debt securities are valued at bid prices provided by an independent pricing service approved by the Directors that uses a matrix pricing method or other analytical pricing models.  Physical metals are valued at prices provided by an independent pricing service. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors.
Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded.  If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined.  Rights and warrants that are not traded are valued at the difference between the exercise price and the closing, quoted market price of the underlying security, or at zero if the closing quoted market price is lower than the exercise price.
The Funds have adopted procedures pursuant to Rule 17a‑7 under the Act pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund.  For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a‑7.
The Funds may invest in foreign securities.  Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange.  The Board has approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New

York Stock Exchange.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange.  If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Funds’ Board of Directors.  Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.
Physical metals are valued at prices provided by an independent pricing service.  The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals.  Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source.
REDEMPTION OF SHARES LEUTHOLD CORE INVESMENT FUND, LEUTHOLD SELECT INDUSTRIES FUND, LEUTHOLD GLOBAL FUND AND GRIZZLY SHORT FUND
The Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Fund, and the Grizzly Short Fund expect to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques.

Subject to the Funds’ compliance with applicable regulations and their policies and procedures, each Fund has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed.  If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage chares when subsequently converting the securities to cash. For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
Frequent purchases and redemptions of a Fund's shares by a stockholder may harm other stockholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Global Fund, and the Leuthold Core Investment Fund by:

1.
Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares;

2.	Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.
The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in these Funds, including those who invest through omnibus accounts at intermediaries such as broker-dealers.
These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase.  Stockholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the Funds' redemption fee procedures and the intermediary’s redemption fee procedures.  The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.
Although the Funds identified above have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.  These Funds may, in their sole discretion, waive the redemption fee in the case of death, disability, hardship, or other limited circumstances that do not indicate market timing strategies.
In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a stockholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the stockholder will be deemed to have sold the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.
The Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the other stockholders of the Leuthold Select Industries Fund and the Grizzly Short Fund.  The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select Industries Fund is offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Global Fund or the Leuthold Core Investment Fund and because of the rising stock market risk associated with short selling of the Grizzly Short Fund.  Although the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.
The Funds reserve the right to suspend or postpone redemptions during any period when:  (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

SYSTEMATIC WITHDRAWAL PLAN LEUTHOLD CORE INVESMENT FUND, LEUTHOLD SELECT INDUSTRIES FUND, LEUTHOLD GLOBAL FUND AND GRIZZLY SHORT FUND
An investor who owns Retail Shares of any of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Fund, or the Grizzly Short Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bank Global Fund Services, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals.  To establish the Systematic Withdrawal Plan, the investor deposits Retail Shares of a Fund with the Corporation and appoints it as agent to effect redemptions of such shares held in the account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to the investor out of the account.  Retail Shares of a Fund deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required.  The investor’s signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.
The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemptions of Retail Shares in the account at net asset value.  Redemptions will be made in accordance with the schedule (for example, monthly, quarterly or yearly, but in no event more than monthly) selected by the investor.  If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day.  When establishing a Systematic Withdrawal Plan, the Funds recommend that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund.  The investor may deposit additional Retail Shares in his account at any time.
Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.
The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bank Global Fund Services in writing thirty (30) days prior to the next payment or provide a request with a signature guarantee.

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES LEUTHOLD CORE INVESMENT FUND, LEUTHOLD SELECT INDUSTRIES FUND, LEUTHOLD GLOBAL FUND AND GRIZZLY SHORT FUND
The Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Fund, and the Grizzly Short Fund offer an automatic investment option pursuant to which money will be moved from a stockholder’s bank account to the stockholder’s Fund account on the schedule (for example, monthly, quarterly or yearly) the stockholder selects.  The minimum transaction amount is $50.
The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder’s bank account to the stockholder’s Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bank Global Fund Services must receive the purchase order before the close of regular trading on such date.  Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.
BOOK ENTRY ONLY SYSTEM LEUTHOLD CORE ETF
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Corporation recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Corporation upon request and for a fee a listing of Shares held by each DTC Participant. The Corporation shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Corporation shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Corporation shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Corporation has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Corporation makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF LEUTHOLD CORE ETF SHARES IN CREATION UNITS
The Leuthold Core ETF issues and redeems Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”).

The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.
Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Fund reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.
The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.
The Fund reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Fund, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Fund or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Fund. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Fund) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Fund, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Fund) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Fund in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited into the Fund. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Fund reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Fund, be unlawful; or (h) in the event that circumstances outside the control of the Fund, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Fund, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Fund, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.
Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $200, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund stockholders.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Fund.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a stockholder performs as a dealer could, depending on the circumstances, result in the stockholder being deemed a participant in the distribution in a manner that could render the stockholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a stockholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a stockholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Fund. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming stockholder. Notwithstanding the foregoing, at the Fund’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $250 regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund stockholders.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Fund is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Fund, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Fund’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming stockholder or Authorized Participant acting on behalf of such stockholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date.

The Fund may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a stockholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Fund to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, stockholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
INACTIVE ACCOUNTS
It is the responsibility of a stockholder to ensure that the stockholder maintains a correct address for the stockholder’s account(s), as a stockholder’s account(s) may be transferred to the stockholder’s state of residence if no activity occurs within the stockholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws.  Specifically, an incorrect address may cause a stockholder’s account statements and other mailings to be returned to the Funds.  Upon receiving returned mail, the Funds will attempt to locate the stockholder or rightful owner of the account.  If the Funds are unable to locate the stockholder, then they will determine whether the stockholder’s account has legally been abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The stockholder’s last known address of record determines which state has jurisdiction.  Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
ALLOCATION OF INVESTMENT OPPORTUNITIES
Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds.  Although securities of a particular company may be eligible for purchase by the Funds, the Adviser may determine at any particular time to purchase a security for one Fund, but not the another, based on each Fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each Fund.
There may also be times when a given investment opportunity is appropriate for some, or all, of the Adviser’s other client accounts. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.
If the Adviser determines that a particular investment is appropriate for more than one client account, the Adviser may aggregate securities transactions for those client accounts (“block trades”).  To ensure that no client account is disadvantaged as a result of such aggregation, the Adviser has adopted policies and procedures to ensure that the Adviser does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Adviser aggregates securities transactions.  No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.   On certain foreign exchanges where the Adviser purchases securities, block trades are not allowed.
It is the Adviser’s general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, the Adviser may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet stockholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund’s transactions affecting the market for such security. In any event, the Funds’ management believes that under normal circumstances such events will have a minimal impact on a Fund’s per share NAV and its subsequent long-term investment return.
When the Adviser wishes to place an order for different types of accounts (including the Funds) for which aggregation and bunching is not practicable, the Adviser may use a trade sequencing and rotation policy to determine which type of account is to be traded first. Under this policy, the Adviser may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The Adviser identifies different categories of its clients (e.g., unconstrained client accounts, the Funds, private investment funds, managed accounts, etc.) and assigns a trade placement sequence to them based on a random generator process.  As a result, the Funds may trade behind other accounts. Within a given trading period, the sequencing schedule establishes when a given client category will trade first in the order of rotation. The Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.
ALLOCATION OF PORTFOLIO BROKERAGE
Each Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation’s Board of Directors.  Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation’s Board of Directors.  In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs.  Many of these transactions involve payment of a brokerage commission by a Fund.  In some cases, transactions are with firms who act as principals for their own accounts.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability.  The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.
Prior to October 1, 2014, the Adviser could allocate brokerage to Weeden & Co., L.P. (“Weeden”), an affiliated broker-dealer, but only if the Adviser reasonably believed the commission and transaction quality were comparable to that available from other qualified brokers.  Steven C. Leuthold and certain other former employees who remain limited partners of the Adviser are limited partners in Weeden Investors, L.P.  An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 22% of the securities of the Adviser.  Effective as of October 1, 2014, the Adviser implemented a policy not to allocate brokerage to Weeden, and has not allocated brokerage to Weeden since October 1, 2014.  The Adviser may change this policy in the future, but has no current intent to change it.

For periods ending on or prior to September 30, 2014, Weeden could receive revenue in the form of “liquidity rebates” which are payments from electronic communication networks (“ECNs”) where Fund trades were directed by Weeden for execution as an incentive for providing liquidity to the ECN.  Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities.  Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, acted in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.
The Adviser provides market research to institutional clients for an agreed upon payment.  Institutional research is also distributed through broker-dealers who may effect securities transactions for the Adviser’s clients (including Weeden).  The broker-dealers typically provide the Adviser’s institutional research to their brokerage customers.  The broker-dealers pay the Adviser a fee for the research that is based on the amount of the research purchased by the broker-dealer.  In 2020, approximately 10% of the institutional research sold by the Adviser was institutional research purchased through Weeden.  A broker-dealer’s willingness to distribute institutional research is not a factor considered by the Adviser in determining which broker-dealers it selects to effect securities transactions for its clients, including the Funds.
In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion.  For 2020, the Adviser received a total of approximately $669,582 in soft dollar benefits.
The Funds utilize the services of Cowen Westminster Research Associates to administer its soft dollar program. Cowen Westminster Research specializes in independent research products and services, consolidating all administration and reporting of commission management needs with one firm.  By using this type of umbrella provider the Funds do not have to decide who the soft dollar provider for said product/service will be, providing the Funds with greater flexibility in managing their soft dollar policy while fulfilling the fiduciary responsibility of best execution.

All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2020, the Leuthold Core Investment Fund paid brokerage commissions of $468,666 on transactions having a total market value of $1,138,309,275.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2019, the Leuthold Core Investment Fund paid brokerage commissions of $659,189 on transactions having a total market value of $1,583,900,424.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2018, the Leuthold Core Investment Fund paid brokerage commissions of $712,317 on transactions having a total market value of $1,576,942,330.
During the fiscal year ended September 30, 2020, the Leuthold Global Fund paid brokerage commissions of $35,045 on transactions having a total market value of $69,219,478.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2019, the Leuthold Global Fund paid brokerage commissions of $91,253 on transactions having a total market value of $162,180,177.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2018, the Leuthold Global Fund paid brokerage commissions of $106,509 on transactions having a total market value of $1,252,223,363.  All of the brokers to whom commissions were paid provided research services to the Adviser.
During the fiscal year ended September 30, 2020, the Leuthold Select Industries Fund paid brokerage commissions of $6,242 on transactions having a total market value of $18,081,187.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2019, the Leuthold Select Industries Fund paid brokerage commissions of $7,900 on transactions having a total market value of $24,922,592.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2018, the Leuthold Select Industries Fund paid brokerage commissions of $18,090 on transactions having a total market value of $40,716,628.  All of the brokers to whom commissions were paid provided research services to the Adviser.
During the fiscal year ended September 30, 2020, the Grizzly Short Fund paid brokerage commissions of $588,818 on transactions having a total market value of $1,409,308,884.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2019, the Grizzly Short Fund paid brokerage commissions of $726,844,539 on transactions having a total market value of $338,980.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2018, the Grizzly Short Fund paid brokerage commissions of $424,300 on transactions having a total market value of $1,083,214,667.  All of the brokers to whom commissions were paid provided research services to the Adviser.
During the fiscal year ended September 30, 2020, the Leuthold Core ETF paid brokerage commissions of $3,213 on transactions having a total market value of $135,940,303.  All of the brokers to whom commissions were paid provided research services to the Adviser.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE STOCKHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE INVESTOR.
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A stockholder’s tax treatment may vary depending upon the stockholder’s particular situation. This discussion applies only to stockholders holding Fund shares as capital assets within the meaning of the Code. A stockholder may also be subject to special rules not discussed below if they are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a stockholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a stockholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes in the act may have indirect effects on the Funds, their investments and its stockholders that cannot be predicted. In addition, legislative, regulatory or administrative changes could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisors regarding the implications of the Tax Act on their investment in the Funds.
The Corporation has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each stockholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective stockholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company
It is intended that each Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Corporation. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that a Fund’s investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Fund’s failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage each Fund’s portfolio so that (i) less than 10% of the Fund’s gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund’s assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its stockholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its stockholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Stockholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to stockholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its stockholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, a Fund may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its stockholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a stockholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to stockholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its stockholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting
Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming stockholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing stockholders by reducing the effect of redemptions of Fund shares on Fund distributions to stockholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.
Capital Loss Carryforwards
For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carryforward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carryforward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to stockholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carryback or carryforward any net operating losses.
At September 30, 2020, the Funds had the following capital loss carryforwards.
	Leuthold		Leuthold
	Core	Leuthold	Select	Grizzly	Leuthold
	Investment	Global	Industries	Short	Core
	Fund	Fund	Fund	Fund	ETF
Unlimited Short-Term	$—	$(1,878,791)	$—	$(308,444,597)	$(85,714)
Unlimited Long-Term	—	—	—	—	(52,373)

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax
If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Taxation of Investments
In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
Certain of a Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common stockholders. Each Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

A Fund may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect a Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.
If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to stockholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.
If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its stockholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to stockholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund stockholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Under recent legislation, certain income distributed by pass through entities is allowed up to a 20% deduction; however, it is unclear at this time whether a RIC (such as a Fund) can pass on such deduction on REIT distributions to stockholders.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its stockholders in proportion to dividends paid to such stockholders, with the same consequences as if the stockholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such stockholder’s distributions for the year by the amount of the tax that relates to such stockholder’s interest in the Fund. A Fund may or may not make such an election.
Passive foreign investment companies (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its stockholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its stockholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.
If a Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. stockholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.
In addition to the investments described above, prospective stockholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Notwithstanding the foregoing, under the Tax Act, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners).  This new rule may require the Fund to recognize income earlier than as described above.
Taxation of Distributions
Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each stockholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a stockholder’s tax basis in the stockholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to stockholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a stockholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its stockholders after the close of the Fund’s taxable year.
Each Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its stockholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Some states will not tax distributions made to individual stockholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate stockholders.
Sales and Exchanges of Fund Shares
If a stockholder sells, pursuant to a cash or in-kind redemption, or exchanges the stockholder’s Fund shares, subject to the discussion below, the stockholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the stockholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the stockholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a stockholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the stockholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a stockholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the stockholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a stockholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
Sections 351 and 362
The Corporation, on behalf of the Leuthold Core ETF, has the right to reject an order for a purchase of Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Corporation will exercise the right of rejection except in a case where the Corporation determines that accepting the order could result in material adverse tax consequences to the Fund or its stockholders. The Corporation also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Corporate Stockholders
Subject to limitation and other rules, a corporate stockholder of a Fund may be eligible for the FATCA deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate stockholder, would qualify for such a deduction. For eligible corporate stockholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate stockholders of the Funds are urged to consult their own tax advisers and financial planners.
U.S. Federal Income Tax Rates
Noncorporate Fund stockholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.
In general, “qualified dividend income” realized by noncorporate Fund stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual stockholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund stockholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some stockholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate stockholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
In addition, a noncorporate Fund stockholder generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the stockholder meets a taxable income test.
Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund stockholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.
Backup Withholding
A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign stockholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund stockholder if (i) the stockholder fails to furnish the Fund with a correct taxpayer identification number (“TIN”), (ii) the stockholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the stockholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the stockholder’s TIN is incorrect or that the stockholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the stockholder. The stockholder may apply amounts withheld as a credit against the stockholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a stockholder fails to furnish a valid TIN upon request, the stockholder can also be subject to IRS penalties. A stockholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Foreign Stockholders
For purposes of this discussion, “foreign stockholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, distributions made to foreign stockholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.

Under legislation that has been available from time to time, a Fund could report in writing to its stockholders certain distributions made to foreign stockholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such “exempt” distributions. Even if a Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if a Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.
Capital gains dividends and gains recognized by a foreign stockholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign stockholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign stockholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in a Fund.
Before investing in a Fund’s shares, a prospective foreign stockholder should consult with its own tax advisors, including whether the stockholder’s investment can qualify for benefits under an applicable income tax treaty.
Tax-Deferred Plans
Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt stockholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Fund.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as stockholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations
Generally, under U.S. Treasury regulations, if an individual stockholder recognizes a loss of $2 million or more, or if a corporate stockholder recognizes a loss of $10 million or more, with respect to Fund shares, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of securities are in many cases exempt from this reporting requirement, but under current guidance, stockholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis Reporting
In general, each Fund must report “cost basis” information to its stockholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund stockholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
Recently Enacted Tax Legislation
The full effects of the Tax Act are not certain and may cause the Fund and its stockholders to be taxed in a manner different than as described above. Prospective stockholders also should recognize that the present U.S. federal income tax treatment of the Fund and their stockholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Shares.
The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.

STOCKHOLDER MEETINGS
The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act.  The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.
The Corporation’s Bylaws also contain procedures for the removal of directors by its stockholders.  At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.
Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.
If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.
After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE
The Corporation’s Articles of Incorporation, as amended and supplemented, permit the Directors to issue 4,000,000,000 shares of common stock, with a $.0001 par value.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the Corporation is offering five series, the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Grizzly Short Fund, and the Leuthold Core ETF.  The Leuthold Core Investment Fund and the Leuthold Global Fund offer two classes of shares, Retail Shares and Institutional Shares.
The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights.  Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.  Generally, shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.
The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds.  However, the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis.  The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund.  In the event of liquidation or dissolution of the Corporation, the stockholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.
The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Core Investment Fund and the Leuthold Global Fund, as the case may be, have the same rights and are identical in all material respects except that (1) Retail Shares of the Leuthold Global Fund bear distribution (12b-1) fees and Institutional Shares are not subject to such fees; (2) Retail Shares of the Leuthold Core Investment Fund bear annual service fees and Institutional Shares are not subject to such fees; (3) Institutional Shares are available only to stockholders who invest directly in the Leuthold Core Investment Fund and the Leuthold Global Fund, as the case may be, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Core Investment Fund and the Leuthold Global Fund, as the case may be, or the Adviser; and (4) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that

Class in relation to the net asset value of the Leuthold Core Investment Fund and the Leuthold Global Fund, as the case may be.  With respect to Institutional Shares of the Leuthold Core Investment Fund and the Leuthold Global Fund held by financial intermediaries in omnibus accounts, these Funds may pay a fee in respect of the provision of sub-transfer and related services to beneficial owners in omnibus accounts maintained by such financial intermediaries with these Funds (Omnibus Account Fees); provided that the aggregate Omnibus Account Fees may not exceed 0.15% of the applicable Fund’s average daily net assets allocable to Institutional Shares.
DESCRIPTION OF SECURITIES RATINGS
The Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Core ETF (or a registered investment company in which the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Core ETF invests) may invest in bonds and debentures assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  As also set forth below, the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor’s or Moody’s.  A brief description of the ratings symbols and their meanings follows.
Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.
The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
I.	Likelihood of default ‑ capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such they pertain to senior obligations of such entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.
AAA ‑ Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.
AA ‑ Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.
BB, B, CCC, CC, C ‑ Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
Moody’s Bond Ratings.
Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.
Aaa ‑ Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa ‑ Bonds which are Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high‑grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long‑term risks appear somewhat larger than in Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered to be medium-grade obligations (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba ‑ Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.
B ‑ Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa ‑ Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca ‑ Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.
C ‑ Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid‑range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The categories rated A-3 or higher are as follows:
A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issuers designed “A-1.”
A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.
Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.
Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.
FINANCIAL INFORMATION
Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Funds. The firm provides services including (1) audit of annual financial statements, (2) tax return preparation and review, and (3) other related services for the Fund.
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